UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
December 23, 2008
FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 (Commission File Number)	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Section 1-Registrant’s Business and Operations
ITEM 1.01.	Entry into a Material Definitive Agreement

On December 23, 2008, the Registrant’s Board of Directors adopted the FFE Transportation Services, Inc. Restated Wrap Plan (Effective January 1, 2008), which replaced a similar plan that had been in place. The FFE Transportation Services, Inc. Restated Wrap Plan was adopted primarily to comply with changes that recently became required by the Internal Revenue Service. A copy of the FFE Transportation Services, Inc. Restated Wrap Plan is filed herewith as Exhibit 10.1.

ITEM 1.02.	Termination of a Material Definitive Agreement
The Registrants previous 401(k) Wrap Plan, which was filed on March 14, 2008 as Exhibit 10.8 to the Registrant’s Annual Report on Form 10k, is no longer in effect.

  Section 9-Financial Statements and Exhibits
ITEM 9.01.	Financial Statements and Exhibits
(d) EXHIBITS
The following exhibits are filed pursuant to Item 9.01 of Form 8-K.
10.1	FFE Transportation Services, Inc. Restated Wrap Plan (Effective January 1, 2008)

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: December 24, 2008	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1	FFE Transportation Services, Inc. Restated Wrap Plan (Effective January 1, 2008)